PGIM Rock ETF Trust
PGIM S&P 500 Buffer 12 ETF – November
PGIM S&P 500 Buffer 20 ETF – November
(each a “Fund” and collectively the “Funds”)
Supplement dated October 24, 2025
to the Funds’ Currently Effective Summary Prospectus and Prospectus
As described in the Funds’ prospectus, an investment in shares of a Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (generally, an approximately one-year period over which each Fund seeks to produce the target outcome). The next Target Outcome Period for each Fund will commence on November 1, 2025 and end on October 31, 2026 (the “New Target Outcome Period”). Each Fund’s Cap will not be determined until on or about the start of the New Target Outcome Period. Investors are encouraged to visit their Fund’s website (https://www.pgim.com/investments/etf-buffer-fund)* on November 1, 2025 (or the first business day thereafter) to obtain information on the Cap for the New Target Outcome Period. Investors should consider the Cap before investing or reinvesting in the Fund for the New Target Outcome Period.
As of October 24, 2025, the expected range of each Fund’s Cap (before fees and expenses) for the New Target Outcome Period is set forth below.
Fund Name	Ticker	Estimated Cap Range
PGIM S&P 500 Buffer 12 ETF – November	NOVP	11.4% – 14.4% before fees and expenses
(10.9% – 13.9% after taking into account the Fund’s unitary management fee)
PGIM S&P 500 Buffer 20 ETF – November	PBNV	8.3% – 11.3% before fees and expenses
(7.8% – 10.8% after taking into account the Fund’s unitary management fee)
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* Reference to the Website does not incorporate the Website into this supplement or a Fund’s prospectus.

LR5011NOV